UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2021

AUDIOEYE, INC.

(Exact name of registrant as specified in charter)

Delaware	001-38640	20-2939845
State of Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification No.

5210 E. Williams Circle, Suite 750

Tucson, Arizona 85711

(Address of principal executive offices / Zip Code)

(866) 331-5324

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AEYE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 4, 2015, AudioEye, Inc. (the “Company”) filed with the Delaware Secretary of State a Certificate of Designations of Series A Convertible Preferred Stock of the Company (“Initial Filed Certificate of Designations”). On March 27, 2020, the Company filed with the Delaware Secretary of State (i) a Certificate of Correction to the Initial Filed Certificate of Designations, rendering the Initial Filed Certificate of Designations null and void; and (ii) a Certificate of Validation (the “Certificate of Validation”) to give effect to the Company’s issuance of 175,000 shares of its Series A Convertible Preferred Stock.

On June 23, 2021, the Company filed with the Delaware Secretary of State a Certificate of Correction (the “Certificate of Correction”) to the Certificate of Validation.

The Certificate of Correction was filed to correct certain inaccuracies or defects in the Certificate of Designations of Series A Convertible Preferred Stock filed with the Certificate of Validation, such corrections including, among other things, (i) indicating the cumulative nature and terms of payment of dividends, (ii) specifying certain voting rights and thresholds and (iii) stating a conversion price equal to $0.1754 rather than based on a formula. The conversion price in the Certificate of Correction was subject to a 25-for-1 reverse split on the Company’s common stock on August 1, 2018 that adjusted the conversion price to $4.385 per share. On or prior to May 25, 2021, all shares of Series A Convertible Preferred Stock were converted into common stock; currently, no shares of Series A Convertible Preferred Stock are outstanding.

A copy of the Certificate of Correction, as filed with the Delaware Secretary of State, is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Certificate of Correction contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of Exhibit 4.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description
4.1	Certificate of Incorporation of AudioEye, Inc., conformed copy through June 25, 2021.
4.2	Certificate of Correction to the Certificate of Validation of AudioEye, Inc. relating to the Series A Convertible Preferred Stock of AudioEye, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 25, 2021	AudioEye, Inc.
(Registrant)

	By	/s/ James Spolar
Name: James Spolar
Title: General Counsel and Secretary